       [AIM LOGO]
--Registered Trademark--

                             AIM FLOATING RATE FUND

                               AIM GROWTH SERIES
                            AIM EUROLAND GROWTH FUND
                            AIM MID CAP EQUITY FUND
                             AIM JAPAN GROWTH FUND

                              AIM INVESTMENT FUNDS
                          AIM GLOBAL HEALTH CARE FUND
               AIM GLOBAL TELECOMMUNICATIONS AND TECHNOLOGY FUND
                 AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
                          AIM DEVELOPING MARKETS FUND
                           AIM STRATEGIC INCOME FUND
                           AIM GLOBAL RESOURCES FUND
                         AIM LATIN AMERICAN GROWTH FUND

                                AIM SERIES TRUST
                             AIM GLOBAL TRENDS FUND

-------------------------------------------------------------------------------

                ***URGENT REMINDER REGARDING YOUR INVESTMENT***

-------------------------------------------------------------------------------

Recently, we distributed information regarding the Special Meetings of Shareholders for the AIM Floating Rate Fund, AIM Growth Series, AIM Investment Funds and AIM Series Trust, scheduled to take place on August 17, 2001. Since we are rapidly approaching the meeting date and our records indicate that we have not yet received voting instructions from you, please take the time to vote your shares now. Due to a higher vote requirement, it is crucial that we receive voting instructions from you in order to conduct the meeting as scheduled. All votes are vital no matter how many shares you hold.

                     WE NEED YOUR HELP. PLEASE VOTE TODAY!

For your convenience, we have established four easy methods by which to register your vote:

     1. BY PHONE:        Please call Shareholder Communications Corporation toll
                         free at 1-888-708-4494. Representatives are available to take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 noon to 6:00 p.m. Eastern Time.

      2. BY INTERNET:    Visit www.aimfunds.com, click on "Proxy Voting" and
                         enter the 12-digit control number located on your proxy card.

     3. BY TOUCH-TONE:   Please call the touch-tone number printed on your proxy
                         card, and follow the simple directions.

     4. BY MAIL:         Return your executed proxy in the enclosed postage-paid
                         envelope immediately so that it will be received by August 17, 2001.

If you have any questions or need additional information concerning the proxy, please call SHAREHOLDER COMMUNICATIONS CORPORATION AT 1-888-708-4494.

Thank you for your prompt attention.


                                                                             REG

       [AIM LOGO]
--Registered Trademark--

                             AIM FLOATING RATE FUND

                               AIM GROWTH SERIES
                            AIM EUROLAND GROWTH FUND
                            AIM MID CAP EQUITY FUND
                             AIM JAPAN GROWTH FUND

                              AIM INVESTMENT FUNDS
                          AIM GLOBAL HEALTH CARE FUND
               AIM GLOBAL TELECOMMUNICATIONS AND TECHNOLOGY FUND
                 AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
                          AIM DEVELOPING MARKETS FUND
                           AIM STRATEGIC INCOME FUND
                           AIM GLOBAL RESOURCES FUND
                         AIM LATIN AMERICAN GROWTH FUND

                                AIM SERIES TRUST
                             AIM GLOBAL TRENDS FUND

-------------------------------------------------------------------------------

                ***URGENT REMINDER REGARDING YOUR INVESTMENT***

-------------------------------------------------------------------------------

Recently, we distributed information regarding the Special Meetings of Shareholders for the AIM Floating Rate Fund, AIM Growth Series, AIM Investment Funds and AIM Series Trust, scheduled to take place on August 17, 2001. Since we are rapidly approaching the meeting date and our records indicate that we have not yet received voting instructions from you, please take the time to vote your shares now. Due to a higher vote requirement, it is crucial that we receive voting instructions from you in order to conduct the meeting as scheduled. All votes are vital no matter how many shares you hold.

                     WE NEED YOUR HELP. PLEASE VOTE TODAY!

For your convenience, we have established three easy methods by which to register your vote:

     1. BY PHONE:        Please call Shareholder Communications Corporation toll
                         free at 1-888-708-4494. Representatives are available to take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 noon to 6:00 p.m. Eastern Time.

     2. BY INTERNET:     Visit www.proxyvote.com, and enter the 12-digit control
                         number located on your proxy card.

     3. BY MAIL:         Return your executed proxy in the enclosed postage-paid
                         envelope immediately so that it will be received by August 17, 2001.

If you have any questions or need additional information concerning the proxy, please call SHAREHOLDER COMMUNICATIONS CORPORATION AT 1-888-708-4494.

Thank you for your prompt attention.


                                                                            NOBO

      [AIM LOGO]
--Registered Trademark--

                             AIM FLOATING RATE FUND

                               AIM GROWTH SERIES
                            AIM EUROLAND GROWTH FUND
                            AIM MID CAP EQUITY FUND
                             AIM JAPAN GROWTH FUND

                              AIM INVESTMENT FUNDS
                          AIM GLOBAL HEALTH CARE FUND
               AIM GLOBAL TELECOMMUNICATIONS AND TECHNOLOGY FUND
                 AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
                          AIM DEVELOPING MARKETS FUND
                           AIM STRATEGIC INCOME FUND
                           AIM GLOBAL RESOURCES FUND
                         AIM LATIN AMERICAN GROWTH FUND

                                AIM SERIES TRUST
                             AIM GLOBAL TRENDS FUND

-------------------------------------------------------------------------------

                ***URGENT REMINDER REGARDING YOUR INVESTMENT***

-------------------------------------------------------------------------------

Recently, we distributed information regarding the Special Meetings of Shareholders for the AIM Floating Rate Fund, AIM Growth Series, AIM Investment Funs and AIM Series Trust, scheduled to take place on August 17, 2001. Since we are rapidly approaching the meeting date and our records indicate that we have not yet received voting instructions from you, please take the time to vote your shares now. Due to a higher vote requirement, it is crucial that we receive voting instructions from you in order to conduct the meeting as scheduled. All votes are vital no matter how many shares you hold.

                     WE NEED YOUR HELP. PLEASE VOTE TODAY!

For your convenience, we have established three easy methods by which to register your vote:

     1. BY TOUCH-TONE:   Please call the touch-tone number printed on your proxy
                         card, and follow the simple directions.

     2. BY INTERNET:     Visit www.proxyvote.com, and enter the 12-digit control
                         number located on your proxy card.

     3. BY MAIL:         Return your executed proxy in the enclosed postage paid
                         envelope immediately so that it will be received by August 17, 2001.

If you have any questions or need additional information concerning the proxy, please call SHAREHOLDER COMMUNICATIONS CORPORATION AT 1-888-708-4494.

Thank you for your prompt attention.


                                                                             OBO